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                        PBHG Insurance Series Fund, Inc.
                        --------------------------------

                            PBHG Growth II Portfolio

                   PBHG Technology & Communications Portfolio

                            PBHG Select 20 Portfolio

                         PBHG Large Cap Value Portfolio

                         PBHG Small Cap Value Portfolio



                                                            Semi-Annual Report
                                                                 June 30, 1998

       PBHG Insurance Series Fund, Inc.
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       PBHG Growth II Portfolio


Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Growth II Portfolio returned 10.14% for the first half of 1998 compared with 11.87% for the Russell Mid-Cap Growth Index. Most of the Portfolio's return was achieved during the first quarter. During the second quarter, the Russell Mid-Cap Growth Index had a small negative return while the Portfolio's results were up modestly as continued problems in Asia raised investor concern and added to the market's volatility.

The technology, health care and consumer sectors performed strongly in the first half of 1998 and made up nearly 60% of the Portfolio's holdings. Energy stocks were weak due to lower oil and gas prices. Financials and service companies also lagged the market. The top holdings of the Portfolio did especially well, including J.D. Edwards, Ascend Communications and HBO & Company. America Online and Uniphase also achieved large gains. Dura Pharmaceuticals, BJ Services and ATMI all experienced lowered earnings expectations and as a result, their stocks weakened during the first half.

The portfolio remains overweighted in service and technology stocks which represent 22% and 33% of the total Portfolio, respectively. The service sector includes solid waste management companies, information technology companies and telecommunication service providers. The sector weightings mainly reflect our growth company bias. Underweighted sectors include financials, basic industry and capital goods stocks. The companies in the Portfolio, on average, continue to grow earnings at rates above 50%.

It is important to point out that growth stocks -- small, mid and large cap -- outperformed their value counterparts year-to-date. While we are encouraged by this recent reversal within the growth market, we continue to face a market that favors large cap stocks over smaller stocks. This is occurring even though earnings for mid-cap companies are accelerating, while earnings estimates for large cap companies are decelerating. When the results for the second quarter of 1998 are available, we expect the small and mid-cap segments of the market will post profit growth rates that surpass that of the large caps, making it the fifth consecutive quarter of superior relative growth.

Sincerely,


/s/ Jeffrey A. Wrona
-----------------------------
Jeffrey A. Wrona, CFA
Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio


--------------------------------------------------------------------------------
               TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998(1)
--------------------------------------------------------------------------------
                                   Aggregate(2)
                              ------------------------            Annualized
                                Six           One Year           Inception to
                              Months           Return               Date(3)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio      10.14%           13.30%               15.57%

        Comparison of Change in the Value of a $10,000 Investment in the
       PBHG Growth II Portfolio, versus the Russell Mid-Cap Growth Index, the S&P 500 Index, and the Lipper Mid-Cap Funds Average


In the printed version there is a line graph with the following plot points depicted.


         PBHG Growth II    Russell Mid-Cap    S&P 500        Lipper Mid-Cap
         Portfolio         Growth Index(4)    Index(5)       Funds Average(6)
         --------------    ---------------    --------       ----------------
4/97     10,000            10,000             10,000         10,000
6/97     10,450            11,198             11,083         11,411
9/97     11,440            12,764             11,912         13,053
12/97    10,750            12,412             12,255         12,627
3/98     11,710            13,893             13,963         14,161
6/98     11,841            13,886             14,424         13,959



(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  Aggregate total returns have not been annualized.

(3)  The PBHG Growth II Portfolio commenced operations on May 1, 1997.

(4) The Russell Mid-Cap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation.

(5) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(6) The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested.

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio

Dear Shareholder:


The PBHG Insurance Series Fund, Inc. -- PBHG Technology & Communications Portfolio finished the period ended June 30, 1998 with a return of 12.30%, compared with the benchmark Pacific Stock Exchange High Technology Index (PSE) return of 19.26%. The Portfolio lagged the benchmark largely due to its continued focus on smaller capitalization stocks, whose returns again trailed those of larger stocks. For example, the Russell 2000, an index of smaller capitalization stocks returned 4.91% over the same period, versus a return of 17.74% for the S&P 500.

Technology rallied strongly to begin 1998 and the PSE appreciated 19.17% in the first quarter of the year, as investors became more confident that International Monetary Fund intervention would help put a quick end to the "Asian Flu" that hurt stocks so badly during the fourth quarter of 1997. By March 31, the PSE had surpassed its previous highs reached before the Asian Crisis. However, technology stocks took a breather in the early part of April as investors nervously awaited quarterly earnings reports. This wait was a particular "nail biter" because the first quarter was the first one that was fully impacted by the Asian Crisis, which occurred more than halfway through the fourth quarter of 1997.

The earnings numbers released in April, while certainly not outstanding, were stronger than investors had expected and technology stocks rallied. Technology stocks took another hit later in the month as investors began to fear that a strong economy would force the Federal Reserve to raise interest rates. However, late April and early May brought favorable economic data that showed the economy might be slowing on its own and it was off to the races again. By mid-May, investors were again focusing on the ongoing issues in Asia. Japan's inability to implement decisive policy to address its staggering economy and large amounts of bad bank debt, coupled with poor data regarding Japanese economic growth helped send the Yen spiraling downward. Fears that the Japanese weakness would worsen the Asian Crisis and anecdotal signs of a slowing in European demand sent U.S. stocks downward during the latter part of May. U.S. intervention to stabilize the Dollar/Yen exchange rate and Japanese promises of economic reform helped turn the market around and the PSE rallied strongly as the first half came to an end. Despite all of this volatility, the PSE finished the second quarter virtually unchanged from its level at the end of the first quarter.

Small capitalization companies have now lagged the broader market for the better part of two years. The poor relative performance of small cap growth stocks has occurred despite the fact that smaller company earnings growth has remained excellent, while earnings growth at larger companies has slowed considerably. As disciplined, earnings focused investors we will continue to invest in the highest quality growth names. Therefore, while we remain open to including larger companies in the portfolio, we feel that the best earnings growth (and the best values) remain in the small cap part of the market.

Companies and sectors with a large exposure to Asian markets continued to suffer during the first half of 1998. Specifically, semiconductor equipment, semiconductor manufacturers and many wireless communications equipment companies continued to experience lower orders and lessened visibility. The Portfolio continues to be underweighted in these sectors, but we will continue to look for opportunities to add to our positions as fundamentals improve.

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio


Several of our technology service companies performed well as they continued to benefit from the trend towards corporate outsourcing of information technology service, continued spending related to the Year 2000 problem and rapidly increasing billing rates. Particularly notable performers in this area were Diamond Technology Partners, Tier Technologies and ECSoft Group. Other notable performers during the quarter included internet service provider, Mindspring and Citrix Systems, a provider of client-server software.


Among the disappointments was Advanced Fibre Communications, which pre-announced lower than expected earnings due to the loss of a major customer and wireless radio manufacturer, Remec, which fell prey to weaker end demand in Asia.


Going forward, we will continue to watch the situation in Asia closely. We also monitor the continued strength of the U.S. economy, which has created tighter labor markets and a high level of consumer spending. We believe that the events in Asia will help slow our own economy down in the second half, lessening the need for higher interest rates. While the problems in Asia have forced us to become more selective, we remain excited about the technology sector, which continues to be one of the most rapidly growing sectors of the U.S. economy.

Sincerely,



/s/ Jeffrey A. Wrona                         /s/ Michael S. Hahn
-------------------------------              -----------------------------
Jeffrey A. Wrona, CFA                        Michael S. Hahn, CFA
Portfolio Manager                            Portfolio Manager

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio


--------------------------------------------------------------------------------
               TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998(1)
--------------------------------------------------------------------------------
                                                  Aggregate(2)
                                               ------------------    Annualized
                                                Six      One Year   Inception to
                                               Months     Return       Date(3)
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio     12.30%     13.28%      14.32%

      Comparison of Change in the Value of a $10,000 Investment in the PBHG Technology & Communications Portfolio, versus the Pacific Stock Exchange High
       Technology Index, and the Lipper Science & Technology Funds Average


In the printed version there is a line graph with the following plot points depicted.

        PBHG Tech. &      Pacific Stock Exchange     Lipper Science &
        Comm. Portfolio   High Technology Index(4)   Technology Funds Average(5)
        ---------------   ------------------------   ---------------------------

4/97        10,000                10,000                     10,000
6/97        10,320                11,288                     11,449
9/97        12,289                13,456                     13,648
12/97       10,409                11,639                     11,822
3/98        11,590                13,870                     13,835
6/98        11,690                13,880                     14,295


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  Aggregate total returns have not been annualized.

(3) The PBHG Technology & Communications Portfolio commenced operations on May 1, 1997.

(4) The Pacific Stock Exchange High Technology Index is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(5) The Lipper Science & Technology Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests more than 65% of its equity portfolio in science and technology stocks. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio


Dear Shareholder:


The PBHG Insurance Series Fund, Inc. -- PBHG Select 20 Portfolio reached the midway point of the current fiscal year on June 30, 1998, showing a total return of 31.11% since January 1, 1998. Over this same time period, the S&P 500 Index and Russell Top 200 Growth Index produced total returns of 17.74% and 23.21%, respectively. The Portfolio's outperformance relative to the S&P 500 was fairly consistent over the period, besting the Index in 5 of the 6 months. The month of May was the exception, where we underperformed the Index by roughly 50 basis points, in the only negative return month so far this year in the Index or in the Select 20 Portfolio. There were no negative fundamental developments afflicting our holdings in May, but we did have two stocks, radio station operator Chancellor Media and data storage systems vendor EMC Corp., that declined in price over 10% for the month, which weighted down the overall performance of the Portfolio.

A review of performance by industry sector shows that technology was by far our biggest contributor, accounting for roughly 59% of the year-to-date return. Within this group, the best individual performers were America Online (+132%), Dell Computer (+121%), and Lucent Technologies (+108%). The second biggest sector contribution came from the services sector, which accounted for about 18% of the Portfolio's total return. In this sector, the best performers were Worldcom (+60%) and Clear Channel Communications (+37%). We continue to maintain large positions in each of these companies, as we believe they remain extremely well positioned within their respective markets for continued superior growth.

Our only negative return sector over the period was energy. Fortunately, the impact has been negligible, as we exited this sector completely in January and have resisted the temptation to re-enter. By far our worst individual performer in the period was Cendant Corp., which claimed to suddenly discover "accounting irregularities" at a recently acquired business. Despite facing a 49% negative hit by selling the stock around the time of the announcement, we felt this was the most prudent course of action given the uncertain outcome of additional independent audits of Cendant's accounting practices. The only holding still in the Portfolio that produced a negative return over the six month period was rehabilitation services provider HealthSouth (-4%). Here, we believe the share price weakness did not reflect any deterioration in business fundamentals, rather the stock suffered from professional arbitrage activity related to HealthSouth's planned purchase of publicly-traded National Surgery Centers, the largest independent operator of "stand-alone" outpatient surgery centers.

As we enter the second half of 1998, we remain constructive on the large cap portion of the equity market despite numerous influences, both positive and negative. Among the negatives, valuations are at historical highs which heightens short-term risk. In this regard, however, we take some comfort in a very supportive interest rate environment and an economy that keeps humming along. The other key potential negative is the ultimate influence on the U.S. economy of the collapsed Asian economies. We have structured the Portfolio such that our holdings have negligible financial exposure in the region and, in some cases, may actually benefit from the availability of cheaper goods and/or labor. On the positive side, investors continue to buy U.S. equity mutual funds and foreign investors are shifting their capital increasingly to the U.S., as they look for a safer haven following the damage incurred in many emerging markets. This represents additional "buying power" that should help sustain stock valuations. We also believe that a modest slowdown in U.S. economic growth caused by the Asian situation would not necessarily be a bad thing for U.S. investors.

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio


Specifically, it should help keep interest rates and inflation in check, which is not only positive for investors but also for those companies (like the ones we strive to own) that are investing in their businesses in order to take advantage of growth opportunities.

Crosscurrents like these are what keep "big picture" strategists employed. Frankly, we don't envy them. We much prefer to spend our time seeking out and investing in just a few high-quality, high-growth companies. And with supportive shareholders like you, we will continue to do just that.


Sincerely,



/s/ James D. McCall
-----------------------------
James D. McCall, CFA
Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio



--------------------------------------------------------------------------------
          AGGREGATE TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998(1)
--------------------------------------------------------------------------------
                                      Six                          Inception to
                                    Months(2)                        Date(2,3)
--------------------------------------------------------------------------------
 PBHG Select 20 Portfolio            31.11%                            31.50%
--------------------------------------------------------------------------------


        Comparison of Change in the Value of a $10,000 Investment in the
       PBHG Select 20 Portfolio, versus the Russell Top 200 Growth Index, the S&P 500 Index, and the Lipper Growth Funds Average


In the printed version there is a line graph with the following plot points depicted.


         PBHG Select 20                       Russell Top 200   Lipper Growth
         Portfolio         S&P 500 Index(4)   Growth Index(5)   Funds Average(6)
         --------------    ----------------   ---------------   ----------------
9/97         10,000             10,000            10,000            10,000
12/97        10,050             10,287            10,305             9,878
3/98         11,993             11,722            11,978            11,149
6/98         13,176             12,109            12,697            11,352



(1) Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  Total return has not been annualized.

(3)  The PBHG Select 20 Portfolio commenced operations on September 26, 1997.

(4) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(5) The Russell Top 200 Growth Index is an unmanaged index comprised of those securities in the Russell Top 200 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(6) The Lipper Growth Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested.

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio


Dear Shareholder:

The stock market rallied strongly again in the first half of 1998. The PBHG Insurance Series Fund, Inc. -- PBHG Large Cap Value Portfolio returned 15.15% versus a total return of 12.17% for the Russell 1000 Value Index and a total return of 17.74% for the S&P 500. We are very satisfied with our start in 1998, but would caution all investors that future stock market returns are unlikely to be as robust as recent results.

Market Overview

The widely reported outbreak of "Asian Contagion" did not slow the U.S. economy as expected in the first quarter of 1998. However, the domestic impact has been notable in May and June. Many companies have preannounced disappointing profits for the second quarter, and the present stock market has no patience for negative surprises. While volatility is unsettling over the near-term, exaggerated movements in stock prices typically create opportunities for investors, and we are working hard to lay the foundation for solid results in the months ahead. We would also note that the ongoing crisis in Asia and resulting pressure on profits in the U.S. should encourage our Federal Reserve to maintain an even-handed stance on monetary policy.

Our fundamental long-term view of the large cap value sector of the market is positive. In the U.S., macroeconomic conditions are extremely favorable for investors: Inflation is low, long-term interest rates are declining and the Federal Budget is in balance for the first time in 20 years. The uncertain outlook for profits will continue to produce occasional disappointments for equity investors, but we continue to believe that the stocks of companies that report good earnings will perform very well in this low interest rate environment.

Investment Strategy

The major shift in our investment strategy has been a significant increase in our commitment to financial stocks. The problematic earnings environment developing for technology and industrial companies has caused our stock selection to gravitate towards companies in other areas which are more likely to report strong profit comparisons. Those companies are increasingly concentrated in the financial sector. Recent investments in this area include PMI Group, First Chicago NBD, Chase Manhattan, and North Fork Bancorp. These stocks offer an attractive combination of below-average P/E multiples, good growth characteristics and strong near-term business dynamics. We expect these holdings to provide good returns in a benign interest rate environment, and will report the results to you in our next shareholder letter.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Gary D. Haubold
--------------------------
Gary D. Haubold, CFA
Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

--------------------------------------------------------------------------------
          AGGREGATE TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998(1)
--------------------------------------------------------------------------------
                                           Six                    Inception to
                                        Months(2)                   Date(2,3)
--------------------------------------------------------------------------------
PBHG Large Cap Value Portfolio           15.15%                      20.10%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
      PBHG Large Cap Value Portfolio, versus the Russell 1000 Value Index, and the Lipper Growth & Income Funds Average

In the printed version there is a line graph with the following plot points depicted.

         PBHG Large Cap Value      Russell 1000          Lipper Growth & Income
         Portfolio                 Value Index(4)        Funds Average(5)
         --------------------      --------------        ----------------------
9/97            10,000                 10,000                   10,000
12/97           10,441                 10,747                   10,444
3/98            11,641                 12,001                   11,666
6/98            12,021                 12,054                   11,694



(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Total return has not been annualized.

(3) The PBHG Large Cap Value Portfolio commenced operations on October 29, 1997.

(4) The Russell 1000 Value Index is an unmanaged index comprised of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(5) The Lipper Growth & Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net assets value of the Funds in the category with all capital gains distributions and income dividends reinvested.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


Dear Shareholder:

The stock market rallied strongly again in the first half of 1998. The PBHG Insurance Series Fund, Inc. -- PBHG Small Cap Value Portfolio returned 9.92% versus a total return of 4.91% for the Russell 2000 index. We are pleased to be off to a good start in 1998, and are looking forward to serving you for the remainder of the year.

Market Overview

The widely reported outbreak of "Asian Contagion" did not slow the U.S. economy as expected in the first quarter of 1998. However, the domestic impact has been notable in May and June. Many companies have preannounced disappointing profits for the second quarter, and the uncertainty surrounding the earnings outlook precipitated a sharp correction in the small cap segment of the stock market. While volatility is unsettling over the near-term, exaggerated movements in stock prices typically create opportunities for investors, and we are working hard to lay the foundation for solid results in the months ahead. We would also note that the ongoing crisis in Asia and resulting pressure on profits in the U.S. should encourage our Federal Reserve to maintain an even-handed stance on monetary policy.

Our fundamental long-term view of the small cap market remains favorable. In the U.S., macroeconomic conditions are extremely favorable for investors: Inflation is low, long-term interest rates are declining and the Federal Budget is in balance for the first time in 20 years. The uncertain outlook for profits will continue to produce occasional disappointments for equity investors, but we continue to believe that the stocks of companies that report good earnings will perform very well in this low interest rate environment. Furthermore, with the continued underperformance of small cap stocks versus large stocks, the small stock sector of the equity market offers an unusual abundance of investment values. When investor sentiment eventually turns more positive towards small cap stocks, your portfolio should be well-positioned to benefit.

Investment Strategy

The major shift in our investment strategy has been a significant increase in our commitment to financial stocks. The problematic earnings environment developing for technology and industrial companies has caused us to gravitate towards companies in other areas which are more likely to report strong profit comparisons. Those companies are increasingly concentrated in the financial sector. Recent investments in this area include CMAC Investment Corp., Pacific Bank, Raymond James Financial, UST Corp. and City National. These stocks have an attractive combination of below-average P/E multiples, good growth characteristics and strong near-term business dynamics. We expect these holdings to provide good returns in a benign interest rate environment, and will report the results to you in our next shareholder letter.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Gary D. Haubold
---------------------------------
Gary D. Haubold, CFA
Portfolio Manager

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
          AGGREGATE TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998(1)
--------------------------------------------------------------------------------
                                            Six                Inception to
                                          Months(2)             Date(2,3)
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio              9.92%                 15.20%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
          PBHG Small Cap Value Portfolio versus the Russell 2000 Index, and the Lipper Small Cap Funds Average


In the printed version there is a line graph with the following plot points depicted.



               PBHG Small                                       Lipper Small Cap
          Cap Value Portfolio      Russell 2000 Index(4)       Funds Average(5)
          -------------------      ---------------------       -----------------
9/97             10,000                    10,000                    10,000
12/97            10,427                    10,109                     9,940
3/98             11,889                    11,125                    11,032
6/98             11,462                    10,605                    10,579


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Total return has not been annualized.

(3) The PBHG Small Cap Value Portfolio commenced operations on October 29, 1997.

(4) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(5) The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net assets value of the Funds in the Index with all capital gains distributions and income dividends reinvested.

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Growth II Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1998

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- 94.6%
CONSUMER -- 11.4%
ENTERTAINMENT/MOVIES -- 2.9%
Premier Parks*                                         7,400   $   490
----------------------------------------------------------------------
                                                                   490
----------------------------------------------------------------------
HOTELS/RESORTS -- 0.4%
Signature Resorts*                                     3,900        64
----------------------------------------------------------------------
                                                                    64
----------------------------------------------------------------------
PACKAGED GOODS/COSMETICS -- 0.5%
Rexall Sundown*                                        2,400        85
----------------------------------------------------------------------
                                                                    85
----------------------------------------------------------------------
RESTAURANTS -- 2.8%
Starbucks*                                             8,900       476
----------------------------------------------------------------------
                                                                   476
----------------------------------------------------------------------
RETAIL-APPAREL -- 0.5%
Jones Apparel Group*                                   2,650        97
----------------------------------------------------------------------
                                                                    97
----------------------------------------------------------------------
RETAIL-CATALOG -- 0.5%
CDW Computer Centers*                                  1,600        80
----------------------------------------------------------------------
                                                                    80
----------------------------------------------------------------------
RETAIL-HOME FURNISHING -- 0.3%
Bed Bath & Beyond*                                       985        51
----------------------------------------------------------------------
                                                                    51
----------------------------------------------------------------------
RETAIL-OFFICE PRODUCTS/SUPPLIES -- 0.4%
Staples*                                               2,741        79
----------------------------------------------------------------------
                                                                    79
----------------------------------------------------------------------
RETAIL-SPECIALTY -- 1.7%
Borders Group*                                         4,120       153
General Nutrition Companies*                           4,380       136
----------------------------------------------------------------------
                                                                   289
----------------------------------------------------------------------
SHOE MANUFACTURING -- 0.3%
Wolverine World Wide                                   2,200        48
----------------------------------------------------------------------
                                                                    48
----------------------------------------------------------------------
SPECIALTY FOOD/CANDY -- 1.1%
Suiza Foods*                                           3,100       185
----------------------------------------------------------------------
                                                                   185
----------------------------------------------------------------------
 TOTAL CONSUMER (COST $1,688)                                    1,944
----------------------------------------------------------------------
ENERGY -- 7.4%
CONTRACT DRILLING -- 1.2%
Diamond Offshore Drilling                              3,600       144
Santa Fe International                                 2,070        63
----------------------------------------------------------------------
                                                                   207
----------------------------------------------------------------------
DRILLING SERVICES & EQUIPMENT -- 3.9%
BJ Services*                                          14,000       407
Camco International                                    3,200       249
----------------------------------------------------------------------
                                                                   656
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
ENVIRONMENTAL SERVICES -- 0.2%
Newpark Resources*                                     3,100   $    34
----------------------------------------------------------------------
                                                                    34
----------------------------------------------------------------------
MARINE CONSTRUCTION -- 0.8%
Global Industries Limited*                             8,500       143
----------------------------------------------------------------------
                                                                   143
----------------------------------------------------------------------
OIL/GAS PRODUCTION -- 1.3%
Burlington Resources                                   5,100       220
----------------------------------------------------------------------
                                                                   220
----------------------------------------------------------------------
 TOTAL ENERGY (COST $1,315)                                      1,260
----------------------------------------------------------------------
FINANCIAL -- 4.1%
CONSUMER FINANCE -- 2.6%
Firstplus Financial Group*                             8,900       320
Newcourt Credit Group                                  2,500       123
----------------------------------------------------------------------
                                                                   443
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
Amresco                                                6,300       183
----------------------------------------------------------------------
                                                                   183
----------------------------------------------------------------------
INVESTMENT FIRMS -- 0.4%
Sirrom Capital                                         2,900        75
----------------------------------------------------------------------
                                                                    75
----------------------------------------------------------------------
 TOTAL FINANCIAL (COST $721)                                       701
----------------------------------------------------------------------
HEALTH -- 12.2%
ASSISTED LIVING -- 0.7%
Sunrise Assisted Living*                               3,200       110
----------------------------------------------------------------------
                                                                   110
----------------------------------------------------------------------
CONTRACT RESEARCH -- 2.8%
Quintiles Transnational*                               9,554       470
----------------------------------------------------------------------
                                                                   470
----------------------------------------------------------------------
DRUGS/PHARMACEUTICALS -- 0.4%
Medicis Pharmaceutical, Cl A*                          2,000        73
----------------------------------------------------------------------
                                                                    73
----------------------------------------------------------------------
INFORMATION SYSTEMS -- 2.8%
HBO & Company                                         13,720       484
----------------------------------------------------------------------
                                                                   484
----------------------------------------------------------------------
MEDICAL DEVICES -- 2.1%
Arterial Vascular Engineering*                         5,400       193
Steris*                                                2,600       165
----------------------------------------------------------------------
                                                                   358
----------------------------------------------------------------------
MEDICAL EQUIPMENT -- 1.1%
Idexx Laboratories*                                    7,800       194
----------------------------------------------------------------------
                                                                   194
----------------------------------------------------------------------
SPECIAL OUTPATIENT FACILITY -- 2.3%
Healthsouth*                                           5,565       149
Total Renal Care Holdings*                             6,938       239
----------------------------------------------------------------------
                                                                   388
----------------------------------------------------------------------
 TOTAL HEALTH (COST $1,777)                                      2,077
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
INDUSTRIAL/GENERAL MANUFACTURING -- 4.1%
AUTO-RELATED -- 3.0%
Harley-Davidson                                        5,460   $   212
Tower Automotive*                                      6,800       292
----------------------------------------------------------------------
                                                                   504
----------------------------------------------------------------------
MACHINERY/EQUIPMENT -- 0.3%
Danka Business Systems PLC                             3,900        46
----------------------------------------------------------------------
                                                                    46
----------------------------------------------------------------------
MULTI-INDUSTRY -- 0.8%
Applied Power, Cl A                                    4,100       141
----------------------------------------------------------------------
                                                                   141
----------------------------------------------------------------------
 TOTAL INDUSTRIAL/GENERAL MANUFACTURING (COST $696)                691
----------------------------------------------------------------------
SERVICE -- 22.4%
COMMERCIAL SERVICES -- 2.3%
Central Parking                                        8,500       395
----------------------------------------------------------------------
                                                                   395
----------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 1.2%
Star Telecommunications*                               4,800       107
Tel-Save Holdings*                                     6,100        90
----------------------------------------------------------------------
                                                                   197
----------------------------------------------------------------------
EDUCATIONAL SERVICES -- 2.7%
Apollo Group, Cl A*                                    9,999       330
CBT Group PLC ADR*                                     2,500       134
----------------------------------------------------------------------
                                                                   464
----------------------------------------------------------------------
EMPLOYMENT SERVICE - PROFESSIONAL -- 1.0%
Accustaff*                                             5,395       169
----------------------------------------------------------------------
                                                                   169
----------------------------------------------------------------------
ENVIRONMENTAL -- 3.9%
Allied Waste Industries *                             13,350       321
American Disposal Services*                            4,800       225
Superior Services*                                     3,800       114
----------------------------------------------------------------------
                                                                   660
----------------------------------------------------------------------
INFORMATION/COMPUTER SERVICES -- 1.1%
Gartner Group, Cl A*                                   5,425       190
----------------------------------------------------------------------
                                                                   190
----------------------------------------------------------------------
MARKETING SERVICES -- 1.8%
Ha Lo Industries*                                     10,000       311
----------------------------------------------------------------------
                                                                   311
----------------------------------------------------------------------
RADIO/TELEVISION -- 0.7%
Clear Channel Communications*                            488        53
Jacor Communications*                                  1,200        71
----------------------------------------------------------------------
                                                                   124
----------------------------------------------------------------------
REAL ESTATE SERVICES -- 1.2%
CB Richard Ellis Services*                             2,000        67
Trammell Crow*                                         4,100       137
----------------------------------------------------------------------
                                                                   204
----------------------------------------------------------------------
SYSTEMS INTEGRATOR -- 2.4%
Computer Horizons*                                     4,600       171
Keane*                                                 4,200       235
----------------------------------------------------------------------
                                                                   406
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TELEMARKETING -- 1.6%
Snyder Communications*                                 6,000   $   264
----------------------------------------------------------------------
                                                                   264
----------------------------------------------------------------------
TRANSACTIONS PROCESSING -- 2.5%
Paychex                                                3,921       160
Saville Systems Ireland ADR*                           5,400       271
----------------------------------------------------------------------
                                                                   431
----------------------------------------------------------------------
 TOTAL SERVICE (COST $3,489)                                     3,815
----------------------------------------------------------------------
TECHNOLOGY -- 33.0%
CABLES/FIBEROPTICS -- 0.4%
Kent Electronics*                                      3,900        71
----------------------------------------------------------------------
                                                                    71
----------------------------------------------------------------------
CONTRACT MANUFACTURING -- 1.2%
Jabil Circuit*                                         1,800        60
Solectron*                                             3,570       150
----------------------------------------------------------------------
                                                                   210
----------------------------------------------------------------------
DIGITAL VIDEO RELATED -- 0.1%
Avid Technology*                                         500        17
----------------------------------------------------------------------
                                                                    17
----------------------------------------------------------------------
NETWORKING HARDWARE -- 7.0%
Ascend Communications*                                 9,800       487
Fore Systems*                                         11,300       299
Xylan*                                                13,500       402
----------------------------------------------------------------------
                                                                 1,188
----------------------------------------------------------------------
NETWORKING SECURITY -- 0.4%
Checkpoint Software*                                   1,900        62
----------------------------------------------------------------------
                                                                    62
----------------------------------------------------------------------
NETWORKING SOFTWARE -- 0.5%
Veritas Software*                                      2,000        83
----------------------------------------------------------------------
                                                                    83
----------------------------------------------------------------------
PC-PERIPHERALS MANUFACTURING -- 0.5%
Lexmark International Group*                           1,400        85
----------------------------------------------------------------------
                                                                    85
----------------------------------------------------------------------
PRECISION INSTRUMENTS -- 0.8%
Waters*                                                2,400       141
----------------------------------------------------------------------
                                                                   141
----------------------------------------------------------------------
SEMI-CONDUCTOR MANUFACTURING -- 2.7%
Altera*                                                2,100        62
Analog Devices*                                        2,700        66
ATMI*                                                  5,400        81
Linear Technology                                        970        59
Vitesse Semiconductor*                                 6,000       185
----------------------------------------------------------------------
                                                                   453
----------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCTION EQUIPMENT -- 0.9%
Etec Systems*                                          2,100        74
Novellus Systems*                                      2,300        82
----------------------------------------------------------------------
                                                                   156
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SOFTWARE-CLIENT/SERVER -- 4.0%
Citrix Systems*                                        3,300   $   226
Compuware*                                             8,900       455
----------------------------------------------------------------------
                                                                   681
----------------------------------------------------------------------
SOFTWARE-ENTERPRISE RESOURCE PLANNING -- 3.9%
Edwards J.D. & Company*                               10,800       463
Peoplesoft*                                            4,314       203
----------------------------------------------------------------------
                                                                   666
----------------------------------------------------------------------
SOFTWARE-INTERNET -- 1.0%
America Online*                                        1,640       174
----------------------------------------------------------------------
                                                                   174
----------------------------------------------------------------------
SOFTWARE-SYSTEM/MAINFRAME -- 2.0%
BMC Software*                                          6,580       342
----------------------------------------------------------------------
                                                                   342
----------------------------------------------------------------------
SOFTWARE FOR MANUFACTURING -- 2.0%
Celestica*                                             9,500       178
12 Technologies*                                       4,500       158
----------------------------------------------------------------------
                                                                   336
----------------------------------------------------------------------
TELECOMMUNICATIONS COMPONENTS -- 0.9%
Uniphase*                                              2,480       156
----------------------------------------------------------------------
                                                                   156
----------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.7%
Advanced Fibre Communications*                        11,240       450
Tekelec*                                               5,700       255
World Access*                                          3,400       102
----------------------------------------------------------------------
                                                                   807
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $4,712)                                  5,628
----------------------------------------------------------------------
   Total Common Stock
     (Cost $14,398)                                             16,116
----------------------------------------------------------------------

---------------------------------------------------------------------
                                                   Face       Market
                                                  Amount       Value
Description                                       (000)        (000)
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.6%
Morgan Treasury
 5.72%, dated 6/30/98, matures 7/1/98,
 repurchase price $1,454,100 (collateralized by
 U.S. Treasury Note: total market value
 $1,490,219) (A)                                  $1,454      $ 1,454
---------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $1,454)                                              1,454
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.2%
 (COST $15,852)                                                17,570
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.2%)
Other Assets and Liabilities, Net                                (540)
---------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million shares -
 $0.001 par value) based on 1,437,871
 outstanding shares of common stock                            15,720
Undistributed net investment loss                                 (40)
Accumulated net realized loss on investments                     (368)
Net unrealized appreciation on investments                      1,718
---------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                    17,030
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE      $ 11.84
---------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio


STATEMENT OF NET ASSETS
As of June 30, 1998

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                           Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- 89.8%
HEALTH -- 2.1%
CONTRACT RESEARCH -- 2.1%
Parexel International*                                11,300   $   411
----------------------------------------------------------------------
                                                                   411
----------------------------------------------------------------------
 TOTAL HEALTH (COST $379)                                          411
----------------------------------------------------------------------
SERVICE -- 21.7%
COMMERCIAL SERVICES -- 1.1%
Getty Images*                                          5,100       113
VDI Media*                                            10,600       103
----------------------------------------------------------------------
                                                                   216
----------------------------------------------------------------------
COMMUNICATION SERVICES -- 1.6%
Star Telecommunications*                               4,900       110
Worldcom*                                              4,100       198
----------------------------------------------------------------------
                                                                   308
----------------------------------------------------------------------
CONSULTING -- 0.6%
Hagler Bailly*                                         4,600       119
----------------------------------------------------------------------
                                                                   119
----------------------------------------------------------------------
EDUCATIONAL SERVICES -- 0.5%
CBT Group PLC ADR*                                     1,900       102
----------------------------------------------------------------------
                                                                   102
----------------------------------------------------------------------
INFORMATION/COMPUTER SERVICES -- 1.1%
Meta Group*                                            9,600       212
----------------------------------------------------------------------
                                                                   212
----------------------------------------------------------------------
PRINTING SERVICES/FORMS -- 1.5%
Consolidated Graphics*                                 5,000       295
----------------------------------------------------------------------
                                                                   295
----------------------------------------------------------------------
SYSTEMS INTEGRATOR -- 11.0%
Cambridge Technology Partners*                         8,100       442
Computer Horizons*                                     8,000       297
Diamond Tech Partners, Cl A*                           6,300       191
Ecsoft Group ADR*                                      3,400       110
Information Management Resources*                      4,650       157
Intelligroup*                                         19,100       339
Keane*                                                 3,500       196
Technology Solutions*                                  3,800       120
Tier Technologies*                                    15,300       273
----------------------------------------------------------------------
                                                                 2,125
----------------------------------------------------------------------
TRANSACTIONS PROCESSING -- 4.3%
Concord EFS*                                           4,350       114
Saville Systems ADR*                                  14,200       712
----------------------------------------------------------------------
                                                                   826
----------------------------------------------------------------------
 TOTAL SERVICE (COST $3,616)                                     4,203
----------------------------------------------------------------------
TECHNOLOGY -- 66.1%
CABLE/FIBEROPTICS -- 0.6%
Cable Design Technologies*                             1,000        21
Kent Electronics*                                      5,300        97
----------------------------------------------------------------------
                                                                   118
----------------------------------------------------------------------
CLIENT/SERVER HELP DESK -- 0.8%
Pegasystems*                                           5,900       160
----------------------------------------------------------------------
                                                                   160
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                           Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
CONTRACT MANUFACTURING -- 1.0%
Solectron*                                             4,400   $   185
----------------------------------------------------------------------
                                                                   185
----------------------------------------------------------------------
DATA COMMUNICATIONS -- 0.9%
DSET*                                                 12,000       182
----------------------------------------------------------------------
                                                                   182
----------------------------------------------------------------------
DATA STORAGE -- 4.7%
EMC*                                                  12,100       542
Network Appliance*                                     9,700       378
----------------------------------------------------------------------
                                                                   920
----------------------------------------------------------------------
DESIGN AUTOMATION SOFTWARE -- 0.9%
Cadence Design Systems*                                5,500       172
----------------------------------------------------------------------
                                                                   172
----------------------------------------------------------------------
EMBEDDED SOFTWARE -- 1.4%
Peerless Systems*                                     13,000       270
----------------------------------------------------------------------
                                                                   270
----------------------------------------------------------------------
NETWORKING HARDWARE -- 12.1%
Ascend Communications*                                19,400       961
Cisco Systems*                                         3,700       341
Fore Systems*                                         18,000       477
MMC Networks*                                          5,700       182
Xylan*                                                13,000       387
----------------------------------------------------------------------
                                                                 2,348
----------------------------------------------------------------------
NETWORKING SOFTWARE -- 4.4%
Legato Systems*                                       10,700       417
Veritas Software*                                     10,600       439
----------------------------------------------------------------------
                                                                   856
----------------------------------------------------------------------
PRECISION INSTRUMENTS -- 0.7%
REMEC*                                                12,500       142
----------------------------------------------------------------------
                                                                   142
----------------------------------------------------------------------
SATELLITE/CABLE EQUIPMENT -- 1.3%
General Instrument*                                    8,900       242
----------------------------------------------------------------------
                                                                   242
----------------------------------------------------------------------
SEMI-CONDUCTOR MANUFACTURING -- 5.2%
Altera*                                                1,200        35
Analog Devices*                                        3,000        74
Applied Micro Circuits*                                7,900       204
ATMI*                                                 11,800       177
Maxim Integrated Products*                             5,200       165
Pericom Semiconductor*                                 7,100        49
Transwitch*                                            6,300        87
Vitesse Semiconductor*                                 7,200       222
----------------------------------------------------------------------
                                                                 1,013
----------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 11.1%
Citrix Systems*                                       11,650       797
Compuware*                                            15,000       767
Documentum*                                            6,500       312
Smallworldwide PLC ADR*                                9,400       274
----------------------------------------------------------------------
                                                                 2,150
----------------------------------------------------------------------
SOFTWARE-DESKTOP -- 1.0%
Microsoft*                                             1,800       195
----------------------------------------------------------------------
                                                                   195
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                           Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
SOFTWARE-ENTERPRISE RESOURCE PLANNING -- 4.7%
Edwards J.D. & Company*                               21,400   $   919
----------------------------------------------------------------------
                                                                   919
----------------------------------------------------------------------
SOFTWARE-OTHER -- 2.7%
JDA Software Group*                                    1,900        83
New Era of Networks*                                   6,000       183
Radiant Systems*                                       2,200        32
Software AG Systems*                                   8,000       234
----------------------------------------------------------------------
                                                                   532
----------------------------------------------------------------------
SOFWARE-SYSTEM/MAINFRAME -- 1.1%
BMC Software*                                          4,100       213
----------------------------------------------------------------------
                                                                   213
----------------------------------------------------------------------
SOFTWARE - INTERNET -- 3.1%
America Online*                                        2,100       223
Mindspring Enterprises*                                3,600       370
----------------------------------------------------------------------
                                                                   593
----------------------------------------------------------------------
SOFWARE FOR MANUFACTURING -- 1.1%
12 Technologies*                                       5,900       207
----------------------------------------------------------------------
                                                                   207
----------------------------------------------------------------------
TELECOMMUNICATION COMPONENTS -- 1.6%
P-COM*                                                 4,000        36
Powerwave Technologies*                               11,700       196
Sawtek*                                                4,800        71
----------------------------------------------------------------------
                                                                   303
----------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 5.6%
Advanced Fibre Communications*                         7,900       316
Lucent Technologies                                    2,800       233
Tekelec*                                              11,800       528
----------------------------------------------------------------------
                                                                 1,077
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $11,210)                                12,797
----------------------------------------------------------------------
   Total Common Stock
     (Cost $15,205)                                             17,411
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                       Face    Market
                                                      Amount    Value
Description                                           (000)     (000)
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
Morgan Treasury
 5.72%, dated 6/30/98, matures 7/1/98,
 repurchase price $2,697,993 (collaterized by
 U.S. Treasury Note: total market value
 $2,765,009) (A)                                      $2,698   $ 2,698
----------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $2,698)                                               2,698
----------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.7%
 (COST $17,903)                                                 20,109
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.7%)
Other Assets and Liabilities, Net                                 (715)
----------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million shares -
 $0.001 par value) based on 1,658,667
 outstanding shares of common stock                             17,855
Undistributed net investment loss                                  (28)
Accumulated net realized loss on investments                      (639)
Net unrealized appreciation on investments                       2,206
----------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                     19,394
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE       $ 11.69
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1998

----------------------------------------------------------------------
                                                               Market
                                                               Value
Description                                         Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- 81.7%
CONSUMER -- 3.0%
ENTERTAINMENT/MOVIES -- 3.0%
Carnival Corporation, Cl A                           94,100   $  3,729
----------------------------------------------------------------------
 TOTAL CONSUMER (COST $3,212)                                    3,729
----------------------------------------------------------------------
FINANCIAL -- 3.0%
CONSUMER FINANCE -- 3.0%
Associates First Capital                             49,300      3,790
----------------------------------------------------------------------
                                                                 3,790
----------------------------------------------------------------------
 TOTAL FINANCIAL (COST $3,738)                                   3,790
----------------------------------------------------------------------
HEALTH -- 15.7%
DRUGS/PHARMACEUTICALS -- 2.9%
Pfizer                                               32,600      3,543
----------------------------------------------------------------------
                                                                 3,543
----------------------------------------------------------------------
INFORMATION SYSTEMS -- 4.9%
HBO & Company                                       171,000      6,028
----------------------------------------------------------------------
                                                                 6,028
----------------------------------------------------------------------
MEDICAL DEVICES -- 4.0%
Guidant                                              69,800      4,978
----------------------------------------------------------------------
                                                                 4,978
----------------------------------------------------------------------
SPECIAL OUTPATIENT FACILITY -- 3.9%
Healthsouth*                                        183,400      4,894
----------------------------------------------------------------------
                                                                 4,894
----------------------------------------------------------------------
 TOTAL HEALTH (COST $17,981)                                    19,443
----------------------------------------------------------------------
SERVICE -- 18.8%
COMMUNICATIONS SERVICES -- 4.8%
Worldcom*                                           122,700      5,943
----------------------------------------------------------------------
                                                                 5,943
----------------------------------------------------------------------
ENVIRONMENTAL -- 4.8%
USA Waste Services*                                 121,600      6,004
----------------------------------------------------------------------
                                                                 6,004
----------------------------------------------------------------------
RADIO/TELEVISION -- 9.2%
Chancellor Media*                                   107,500      5,338
Clear Channel Communications*                        55,400      6,046
----------------------------------------------------------------------
                                                                11,384
----------------------------------------------------------------------
 TOTAL SERVICE (COST $20,576)                                   23,331
----------------------------------------------------------------------
TECHNOLOGY -- 41.2%
COMPUTER-MANUFACTURING -- 3.7%
Dell Computer*                                       49,200      4,566
----------------------------------------------------------------------
                                                                 4,566
----------------------------------------------------------------------
DATA STORAGE -- 4.7%
EMC*                                                130,500      5,848
----------------------------------------------------------------------
                                                                 5,848
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                   Shares/
                                                     Face      Market
                                                    Amount     Value
Description                                         (000)      (000)
----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
NETWORKING HARDWARE -- 7.9%
Ascend Communications*                              103,700   $  5,140
Cisco Systems*                                       50,600      4,658
----------------------------------------------------------------------
                                                                 9,798
----------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 5.1%
Compuware*                                          123,600      6,319
----------------------------------------------------------------------
                                                                 6,319
----------------------------------------------------------------------
SOFTWARE-DESKTOP -- 1.3%
Microsoft*                                           14,400      1,561
----------------------------------------------------------------------
                                                                 1,561
----------------------------------------------------------------------
SOFTWARE-ENTERPRISE RESOURCE PLANNING -- 4.4%
Peoplesoft*                                         116,800      5,490
----------------------------------------------------------------------
                                                                 5,490
----------------------------------------------------------------------
SOFTWARE-INTERNET -- 4.6%
America Online*                                      53,800      5,703
----------------------------------------------------------------------
                                                                 5,703
----------------------------------------------------------------------
SOFTWARE-SYSTEM/MAINFRAME -- 4.7%
BMC Software*                                       113,600      5,900
----------------------------------------------------------------------
                                                                 5,900
----------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.8%
Lucent Technologies                                  72,000      5,989
----------------------------------------------------------------------
                                                                 5,989
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $41,665)                                51,174
----------------------------------------------------------------------
   TOTAL COMMON STOCK
     (Cost $87,173)                                            101,467
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.6%
Morgan Agency
 5.72% dated 6/30/98, matures 7/1/98,
 repurchase price $29,279,561 (collaterized
 by U.S. Government Obligations: total market
 value $29,888,537) (A)                            $ 29,275     29,275
----------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $29,275)                                             29,275
----------------------------------------------------------------------
 TOTAL INVESTMENTS -- 105.3% (COST $116,448)                   130,742
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.3%)
Other Assets and Liabilities, Net                               (6,521)
----------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 9,445,508 outstanding shares of common stock                  110,909
Undistributed net investment income                                  7
Accumulated net realized loss on investments                      (989)
Net unrealized appreciation on investments                      14,294
----------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                   $124,221
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                              $  13.15
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of June 30, 1998

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                            Shares   (000)
----------------------------------------------------------------------
COMMON STOCK -- 98.7%
BASIC MATERIALS -- 4.9%
CHEMICALS -- 1.6%
Solutia                                                 4,000   $  115
----------------------------------------------------------------------
                                                                   115
----------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.5%
Olin                                                      900       37
----------------------------------------------------------------------
                                                                    37
----------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.6%
Potlatch                                                2,800      118
----------------------------------------------------------------------
                                                                   118
----------------------------------------------------------------------
STEEL -- 1.2%
USX-U.S. Steel Group                                    2,600       86
----------------------------------------------------------------------
                                                                    86
----------------------------------------------------------------------
 TOTAL BASIC MATERIALS (COST $376)                                 356
----------------------------------------------------------------------
CAPITAL GOODS -- 4.3%
AEROSPACE/DEFENSE -- 1.7%
General Dynamics                                        2,600      121
----------------------------------------------------------------------
                                                                   121
----------------------------------------------------------------------
BUILDING SUPPLIES -- 1.4%
Masco                                                   1,600       97
Owens Corning                                             200        8
----------------------------------------------------------------------
                                                                   105
----------------------------------------------------------------------
OFFICE EQUIPMENT -- 1.2%
Lexmark International Group, Cl A*                        100        6
Pitney Bowes                                              900       43
Xerox                                                     400       41
----------------------------------------------------------------------
                                                                    90
----------------------------------------------------------------------
 TOTAL CAPITAL GOODS (COST $296)                                   316
----------------------------------------------------------------------
CONSUMER CYCLICAL -- 12.0%
APPAREL & TEXTILES -- 2.0%
Liz Claiborne                                             600       31
V F                                                     2,200      113
----------------------------------------------------------------------
                                                                   144
----------------------------------------------------------------------
AUTO/TRUCKS -- 1.0%
Chrysler                                                  600       34
Ford Motor                                                700       41
----------------------------------------------------------------------
                                                                    75
----------------------------------------------------------------------
FURNITURE & APPLIANCES -- 2.4%
Maytag                                                  2,200      109
Whirlpool                                               1,000       69
----------------------------------------------------------------------
                                                                   178
----------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.5%
Belo (A.H.) Series A                                      800       19
Knight-Ridder                                             200       11
New York Times, Cl A                                      100        8
----------------------------------------------------------------------
                                                                    38
----------------------------------------------------------------------
RESTAURANTS & LODGING -- 0.8%
Promus Hotel*                                           1,400       54
----------------------------------------------------------------------
                                                                    54
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                            Shares   (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
RETAILING-GENERAL -- 3.5%
Federated Department Stores*                            2,000   $  108
Intimate Brands                                         2,000       55
May Department Stores                                     400       26
Payless Shoesource*                                       500       37
Sears Roebuck                                             400       24
----------------------------------------------------------------------
                                                                   250
----------------------------------------------------------------------
WHOLESALERS -- 1.8%
K Mart*                                                 2,100       40
Office Depot*                                           1,100       35
Wal-Mart Stores                                           900       55
----------------------------------------------------------------------
                                                                   130
----------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $822)                               869
----------------------------------------------------------------------
CONSUMER STAPLES -- 10.0%
BEVERAGES
Pepsico                                                   600       25
----------------------------------------------------------------------
                                                                    25
----------------------------------------------------------------------
CONTAINERS -- 1.0%
Crown Cork and Seal                                     1,500       71
----------------------------------------------------------------------
                                                                    71
----------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.9%
Dial                                                    4,200      109
Procter and Gamble                                        300       27
----------------------------------------------------------------------
                                                                   136
----------------------------------------------------------------------
FOOD PRODUCERS -- 5.5%
Heinz H J                                               1,300       73
Hershey Foods                                           1,000       69
Interstate Bakeries                                     1,300       43
Quaker Oats                                             2,200      121
Unilever NV                                             1,200       95
----------------------------------------------------------------------
                                                                   401
----------------------------------------------------------------------
TOBACCO -- 1.3%
Gallaher Group PLC ADR                                  1,500       33
Philip Morris                                           1,600       63
----------------------------------------------------------------------
                                                                    96
----------------------------------------------------------------------
 TOTAL CONSUMER STAPLES (COST $706)                                729
----------------------------------------------------------------------
ENERGY -- 2.8%
COAL & GAS PIPELINES -- 0.4%
Coastal                                                   400       28
----------------------------------------------------------------------
                                                                    28
----------------------------------------------------------------------
ENERGY SERVICES -- 0.3%
Santa Fe International                                    700       21
----------------------------------------------------------------------
                                                                    21
----------------------------------------------------------------------
OIL & GAS EXPLORATION -- 2.1%
Exxon                                                   1,600      114
Total S.A. ADR                                            600       39
----------------------------------------------------------------------
                                                                   153
----------------------------------------------------------------------
 TOTAL ENERGY (COST $204)                                          202
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                            Shares   (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- 25.6%
BANKS -- 13.8%
Amsouth Bancorp                                         2,900   $  114
Bankers Trust                                           1,000      116
Chase Manhattan                                           800       60
Comerica                                                4,200      278
Crestar Financial                                       1,000       55
Dime Bancorp                                            2,800       84
Nationsbank                                               400       31
North Fork Bancorporation                               3,100       76
Republic New York                                       1,800      113
Southtrust                                              1,700       74
----------------------------------------------------------------------
                                                                 1,001
----------------------------------------------------------------------
FINANCIAL SERVICES -- 8.7%
Bear Stearns                                            2,400      136
Fannie Mae                                              2,200      134
Federal Home Loan Mortgage                              1,000       47
Legg Mason                                              1,400       81
Lehman Brothers Holdings                                  600       46
Merrill Lynch                                             100        9
Morgan Stanley Dean Witter                                100        9
Paine Webber Group                                      2,200       95
Travelers Group                                         1,200       73
----------------------------------------------------------------------
                                                                   630
----------------------------------------------------------------------
INSURANCE -- 3.1%
Allstate                                                  500       46
American General                                          500       35
Marsh and McLennan Companies                              350       21
MBIA                                                      200       15
MGIC Investment                                         1,500       86
Old Republic International                                900       26
----------------------------------------------------------------------
                                                                   229
----------------------------------------------------------------------
 TOTAL FINANCIALS (COST $1,838)                                  1,860
----------------------------------------------------------------------
HEALTH CARE -- 10.2%
MEDICAL SERVICES -- 2.0%
Cognizant                                                 300       19
Pacificare Health Systems*                                200       18
Tenet Healthcare*                                       3,400      106
----------------------------------------------------------------------
                                                                   143
----------------------------------------------------------------------
MEDICAL SUPPLIES -- 1.6%
Arterial Vascular Engineering*                            500       18
Guidant                                                 1,400      100
----------------------------------------------------------------------
                                                                   118
----------------------------------------------------------------------
PHARMACEUTICALS -- 6.6%
Abbott Laboratories                                     1,200       49
Allergan                                                2,300      107
Baxter International                                      800       43
Bristol Myers Squibb                                      150       17
Mylan Laboratories                                        700       21
Schering-Plough                                         2,200      201
Warner-Lambert                                            600       42
----------------------------------------------------------------------
                                                                   480
----------------------------------------------------------------------
 TOTAL HEALTH CARE (COST $719)                                     741
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                            Shares   (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SERVICES/DIVERSIFIED -- 4.5%
BUSINESS SERVICES -- 1.3%
Accustaff*                                              1,300   $   40
Omnicom Group                                           1,100       55
----------------------------------------------------------------------
                                                                    95
----------------------------------------------------------------------
CONGLOMERATES -- 3.2%
General Electric                                        2,000      182
Minnesota Mining and Manufacturing                        200       16
Tyco International Limited                                500       32
----------------------------------------------------------------------
                                                                   230
----------------------------------------------------------------------
 TOTAL SERVICES/DIVERSIFIED (COST $306)                            325
----------------------------------------------------------------------
TECHNOLOGY -- 15.5%
COMPUTER & RELATED -- 1.5%
Dell Computer*                                            400       37
Storage Technology*                                     1,600       70
----------------------------------------------------------------------
                                                                   107
----------------------------------------------------------------------
ELECTRONICS & SEMI-CONDUCTORS -- 3.1%
Linear Technology                                       1,700      102
Micron Technology                                       2,500       62
Solectron*                                                400       17
Synopsys*                                               1,000       46
----------------------------------------------------------------------
                                                                   227
----------------------------------------------------------------------
SOFTWARE & SERVICES -- 3.4%
Adobe Systems                                           1,000       42
Microsoft*                                                700       76
Oracle*                                                 5,300      130
----------------------------------------------------------------------
                                                                   248
----------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 7.5%
Ameritech                                               3,300      148
AT&T                                                    1,100       63
US West                                                 6,000      282
Worldcom*                                               1,000       49
----------------------------------------------------------------------
                                                                   542
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $1,129)                                  1,124
----------------------------------------------------------------------
TRANSPORTATION -- 2.4%
AIRLINES -- 2.4%
Northwest Airlines*                                       800       31
Southwest Airlines                                      4,900      145
----------------------------------------------------------------------
                                                                   176
----------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST $182)                                  176
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

---------------------------------------------------------------------
                                                   Shares/
                                                    Face       Market
                                                   Amount      Value
Description                                        (000)       (000)
---------------------------------------------------------------------
COMMON STOCK -- CONTINUED
UTILITIES/INCOME -- 6.5%
ELECTRIC POWER -- 6.2%
Central and South West                             3,400       $   91
Firstenergy                                        1,000           31
Florida Progress                                   3,100          127
Minnesota Power                                    1,400           56
Southern                                           2,900           80
Wisconsin Energy                                   2,200           67
---------------------------------------------------------------------
                                                                  452
---------------------------------------------------------------------
NATURAL GAS -- 0.3%
Consolidated Natural Gas                             400           24
---------------------------------------------------------------------
                                                                   24
---------------------------------------------------------------------
 TOTAL UTILITIES/INCOME (COST $477)                               476
---------------------------------------------------------------------
   Total Common Stock
     (Cost $7,054)                                              7,174
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
Morgan Treasury
 5.72% dated 6/30/98, matures 7/1/98, repurchase
 price $612,467 (collaterized by U.S. Treasury
 Note: total market value $627,680) (A)            $ 612          612
---------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
   (Cost $612)                                                    612
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 107.1%
 (Cost $7,666)                                                  7,786
---------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


STATEMENT OF NET ASSETS
As of June 30, 1998

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- 100.8%
BASIC MATERIALS -- 1.8%
CHEMICALS -- 0.3%
Solutia                                                3,500   $   100
----------------------------------------------------------------------
                                                                   100
----------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.4%
Crompton & Knowles                                    17,800       448
Dexter                                                 1,400        45
----------------------------------------------------------------------
                                                                   493
----------------------------------------------------------------------
METALS AND MINING -- 0.1%
Homestake Mining Company                               5,100        53
----------------------------------------------------------------------
                                                                    53
----------------------------------------------------------------------
 TOTAL BASIC MATERIALS (COST $687)                                 646
----------------------------------------------------------------------
CAPITAL GOODS -- 13.3%
AEROSPACE/DEFENSE -- 3.9%
Cordant Technologies                                   6,000       277
Decrane Aircraft Holdings*                            34,000       591
Gulfstream Aerospace*                                  8,300       386
Hawk*                                                  3,200        56
Kroll-O'Gara Company*                                  4,400        94
----------------------------------------------------------------------
                                                                 1,404
----------------------------------------------------------------------
BUILDING SUPPLIES -- 1.6%
Dal-Tile International*                               20,800       204
Medusa                                                 2,900       182
Texas Industries                                       4,000       212
----------------------------------------------------------------------
                                                                   598
----------------------------------------------------------------------
ENVIRONMENTAL -- 0.1%
Barringer Technologies*                                1,500        14
Newpark Resources*                                     1,500        17
----------------------------------------------------------------------
                                                                    31
----------------------------------------------------------------------
MACHINERY -- 6.7%
Agco                                                   2,600        53
Astec Industries*                                        300        10
Commonwealth Industries                                8,700        87
Denison International PLC ADR*                         2,000        40
Essex International*                                  14,100       333
GEHL*                                                  2,600        53
Graco                                                  3,400       119
Greenbrier Companies                                  14,600       252
NN Ball and Roller                                    33,800       403
Tokheim*                                               7,900       162
Tower Automotive*                                      4,900       210
Watts Industries, Cl A                                15,900       332
Wolverine Tube*                                        9,400       357
Zebra Technologies, Cl A*                                400        17
----------------------------------------------------------------------
                                                                 2,428
----------------------------------------------------------------------
OFFICE EQUIPMENT -- 1.0%
Interface, Cl A                                       17,400       351
----------------------------------------------------------------------
                                                                   351
----------------------------------------------------------------------
TOTAL CAPITAL GOODS (COST $5,025)                                4,812
----------------------------------------------------------------------


----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER CYCLICAL -- 25.0%
APPAREL & TEXTILES -- 4.9%
Burlington Industries*                                36,700   $   516
Dan River*                                             7,000       119
Guilford Mills                                        15,700       314
I.C. Isaacs & Company*                                 7,700        27
Nautica Enterprises*                                   4,000       107
The North Face*                                        5,000       120
Timberland, Cl A*                                      8,100       583
----------------------------------------------------------------------
                                                                 1,786
----------------------------------------------------------------------
AUTO/TRUCK PARTS -- 3.4%
Delco Remy International*                             19,500       251
Meritor Automotive                                    26,400       634
Sauer*                                                 9,200       129
Stoneridge*                                           11,400       208
----------------------------------------------------------------------
                                                                 1,222
----------------------------------------------------------------------
BROADCASTING & RECREATION -- 0.7%
Broderbund Software*                                  11,900       271
----------------------------------------------------------------------
                                                                   271
----------------------------------------------------------------------
FURNITURE & APPLIANCES -- 4.4%
Department 56*                                        14,100       500
Dorel Industries, Cl B*                               20,000       643
Mohawk Industries*                                    12,100       383
Shaw Industries                                        4,400        78
----------------------------------------------------------------------
                                                                 1,604
----------------------------------------------------------------------
HOMEBUILDING -- 1.8%
Crossman Communities*                                 11,000       334
Fleetwood Enterprises                                  3,200       128
Hovnanian Enterprises*                                 3,000        31
MDC Holdings                                           8,400       166
----------------------------------------------------------------------
                                                                   659
----------------------------------------------------------------------
RESTAURANTS & LODGING -- 4.0%
Brinker International*                                29,000       558
Foodmaker*                                            29,500       498
Prime Hospitality*                                       400         7
Rare Hospitality International*                       26,000       382
----------------------------------------------------------------------
                                                                 1,445
----------------------------------------------------------------------
RETAILING-GENERAL -- 1.2%
Neiman-Marcus Group                                    7,400       322
Shoe Carnival*                                         7,000        97
----------------------------------------------------------------------
                                                                   419
----------------------------------------------------------------------
WHOLESALERS -- 4.6%
BJ's Wholesale Club*                                  16,600       675
Finlay Enterprises*                                   17,800       429
Hancock Fabrics                                        3,900        49
Marinemax*                                            11,000       136
Pier 1 Imports                                        15,700       375
----------------------------------------------------------------------
                                                                 1,664
----------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $9,383)                           9,070
----------------------------------------------------------------------
CONSUMER STAPLES -- 4.6%
BEVERAGES -- 0.1%
Canandaigua Brands, Cl A*                              1,200        59
----------------------------------------------------------------------
                                                                    59
----------------------------------------------------------------------


       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
CONTAINERS -- 1.2%
Aptargroup                                             1,600   $   100
Ball                                                   4,600       184
Ivex Packaging*                                        6,000       140
----------------------------------------------------------------------
                                                                   424
----------------------------------------------------------------------
FOOD PRODUCERS -- 3.3%
Earthgrains Company                                    3,600       201
Interstate Bakeries                                    7,500       249
Ralcorp Holdings*                                     25,100       474
Smithfield Foods*                                      8,600       262
----------------------------------------------------------------------
                                                                 1,186
----------------------------------------------------------------------
TOBACCO -- 0.0%
Standard Commercial                                      100         1
----------------------------------------------------------------------
                                                                     1
----------------------------------------------------------------------
TOTAL CONSUMER STAPLES (COST $1,637)                             1,670
----------------------------------------------------------------------
ENERGY -- 1.5%
ENERGY SERVICES -- 1.5%
Cliffs Drilling                                        5,800       190
Horizon Offshore                                      23,300       229
National-Oilwell                                       4,900       131
----------------------------------------------------------------------
                                                                   550
----------------------------------------------------------------------
 TOTAL ENERGY (COST $618)                                          550
----------------------------------------------------------------------
FINANCIALS -- 17.9%
BANKS -- 7.4%
Bank of Rhode Island*                                  4,800        75
Centura Banks                                          2,400       150
City National                                          9,900       366
Colonial Bancgroup                                       400        13
Commercial Bank of New York                            6,600       175
D & N Financial                                        3,500        94
Dime Bancorp                                           6,200       186
GBC Bancorp                                            7,200       191
MAF Bancorp                                            5,600       204
Mercantile Bankshares                                  3,000       104
North Fork Bancorporation                             15,300       374
Pacific Bank                                           9,500       523
Webster Financial                                      6,800       226
----------------------------------------------------------------------
                                                                 2,681
----------------------------------------------------------------------
FINANCIAL SERVICES -- 8.4%
ARM Financial Group                                   12,900       285
Everen Capital                                        17,000       476
Freedom Securities*                                   12,500       227
GATX                                                   5,800       254
Indigo Aviation ADR*                                  11,200       122
Legg Mason                                            19,100     1,099
Morgan Keegan                                          4,000       104
Raymond James Financial                                9,000       269
Waddell & Reed Financial, Cl A*                        7,800       187
----------------------------------------------------------------------
                                                                 3,023
----------------------------------------------------------------------
INSURANCE -- 2.1%
Annuity & Life*                                        8,200       182
CMAC Investment                                        5,600       344
Excel Legacy*                                          2,300        10
Protective Life                                        6,400       235
----------------------------------------------------------------------
                                                                   771
----------------------------------------------------------------------
 TOTAL FINANCIALS (COST $6,268)                                  6,475
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTH CARE -- 5.5%
MEDICAL SERVICES -- 1.1%
Manor Care                                             3,400   $   131
Owens & Minor Holding Company                          9,700        97
Prime Medical Services*                                4,000        38
PSS World Medical*                                     8,500       124
Transition Systems*                                    2,700        29
----------------------------------------------------------------------
                                                                   419
----------------------------------------------------------------------
MEDICAL SUPPLIES -- 3.1%
ADAC Laboratories                                     13,000       292
Conmed*                                                4,000        92
Exogen*                                               10,000        29
Hologic*                                              14,200       258
Maxxim Medical*                                        6,200       180
Ocular Sciences*                                       8,000       260
----------------------------------------------------------------------
                                                                 1,111
----------------------------------------------------------------------
PHARMACEUTICALS -- 1.3%
Alpharma, Cl A                                         5,700       125
Medimmune*                                               900        56
Roberts Pharmaceutical*                               12,600       290
----------------------------------------------------------------------
                                                                   471
----------------------------------------------------------------------
 TOTAL HEALTH CARE (COST $2,078)                                 2,001
----------------------------------------------------------------------
SERVICES/DIVERSIFIED -- 7.1%
BUSINESS SERVICES -- 6.0%
ACNielson*                                            15,600       393
Best Software*                                         2,700        57
Credit Management Solutions*                           4,500        28
Daisytek International*                                8,500       216
G&K Services                                             300        13
Interim Services*                                     11,400       366
Personnel Group of America*                            7,000       140
Sunsource                                              9,000       196
Valassis Communications*                              11,400       440
Vestcom International*                                 8,200        76
VIAD                                                   9,100       253
----------------------------------------------------------------------
                                                                 2,178
----------------------------------------------------------------------
CONGLOMERATES -- 1.0%
Pentair                                                3,500       149
Tredegar Industries                                    2,400       204
----------------------------------------------------------------------
                                                                   353
----------------------------------------------------------------------
CONSUMER SERVICES -- 0.1%
Veterinary Centers of America*                         1,300        24
----------------------------------------------------------------------
                                                                    24
----------------------------------------------------------------------
 TOTAL SERVICES/DIVERSIFIED (COST $2,553)                        2,555
----------------------------------------------------------------------
TECHNOLOGY -- 13.1%
COMMUNICATION EQUIPMENT -- 2.6%
Black Box*                                             4,900       163
Comverse Technology*                                   9,000       467
Digital Microwave*                                     9,200        67
Mosaix*                                                5,000        49
P-Com*                                                 6,900        63
Xylan*                                                 4,100       122
----------------------------------------------------------------------
                                                                   931
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                          Shares     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
COMPUTER & RELATED -- 2.4%
Ciprico*                                              12,300   $   124
Diamond Multimedia Systems*                           18,500       127
Exabyte*                                              10,000        83
Hypercom*                                              5,800        62
Jetfax*                                               16,500        78
Scansource*                                            4,800        92
Sequent Computer Systems*                              6,800        82
Telxon                                                 4,200       136
Vanstar*                                               6,800        99
----------------------------------------------------------------------
                                                                   883
----------------------------------------------------------------------
ELECTRONICS & SEMI-CONDUCTORS -- 2.3%
Aehr Test Systems*                                       800         5
Artesyn Technologies*                                  5,000        80
C-Cube Microsystems*                                   8,200       152
Cirrus Logic*                                         29,100       324
DSP Communications*                                   10,500       144
General Semiconductor*                                 9,900        98
Smart Modular Technologies*                            1,100        16
----------------------------------------------------------------------
                                                                   819
----------------------------------------------------------------------
SOFTWARE & SERVICES -- 5.8%
American Management Systems                           11,300       338
Business Objects SA ADR*                              13,100       221
Datastream Systems*                                    9,600       183
Dataworks*                                             9,700       129
Hyperion Software*                                     2,100        60
Information Advantage*                                25,000       159
Learning Company*                                      7,200       213
Platinum Technology*                                   9,700       277
Sterling Software*                                     8,000       237
Symantec*                                              5,500       144
USCS International*                                    7,700       159
----------------------------------------------------------------------
                                                                 2,120
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $5,165)                                  4,753
----------------------------------------------------------------------
TRANSPORTATION -- 4.3%
AIRLINES -- 3.5%
Comair Holdings                                        3,900       120
Midway Airlines*                                      33,100       633
Midwest Express Holdings*                              4,800       174
Skywest                                               12,500       350
----------------------------------------------------------------------
                                                                 1,277
----------------------------------------------------------------------
TRUCKING & SHIPPING -- 0.8%
Jevic Transportation                                   7,000        80
M.S. Carriers                                          7,700       209
----------------------------------------------------------------------
                                                                   289
----------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST $1,419)                              1,566
----------------------------------------------------------------------
UTILITIES/INCOME -- 6.7%
ELECTRIC POWER -- 1.6%
Conectiv, Cl A                                           562        21
Eastern Utilities Association                         11,100       291

----------------------------------------------------------------------
                                                     Shares/
                                                      Face     Market
                                                     Amount     Value
Description                                           (000)     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
Minnesota Power                                        6,300   $   250
United Illuminating                                      400        20
----------------------------------------------------------------------
                                                                   582
----------------------------------------------------------------------
NATURAL GAS -- 0.1%
Indiana Energy                                         1,500        45
----------------------------------------------------------------------
                                                                    45
----------------------------------------------------------------------
REITS -- 5.0%
Arden Realty Group                                     3,300        85
Berkshire Realty                                      28,100       329
Brandywine Realty Trust                                7,700       172
Camden Property Trust                                  2,800        83
Cornerstone Properties                                 7,900       139
Developers Diversified Realty                          3,600       142
Excel Realty Trust                                     1,500        43
Highwoods Properties                                  16,200       523
Pennsylvania Real Estate Investment Trust              5,000       111
Sun Communities                                        1,200        40
Weingarten Realty Investors                            3,300       138
----------------------------------------------------------------------
                                                                 1,805
----------------------------------------------------------------------
 TOTAL UTILITIES/INCOME (COST $2,494)                            2,432
----------------------------------------------------------------------
   Total Common Stock
     (Cost $37,327)                                             36,530
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.6%
Morgan Treasury
 5.72% dated 6/30/98, matures 7/1/98,
 repurchase price $1,682,309 (collaterized by
 U.S. Treasury Note: total market value
 $1,724,097)(A)                                      $ 1,682     1,682
----------------------------------------------------------------------
 Total Repurchase Agreement
   (Cost $1,682)                                                 1,682
----------------------------------------------------------------------
 TOTAL INVESTMENTS -- 105.4%
   (COST $39,009)                                               38,212
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.4%)
Other Assets and Liabilities, Net                               (1,977)
----------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million shares
 - $0.001 par value) based on 3,146,244
 outstanding shares of common stock                             34,809
Undistributed net investment income                                  5
Accumulated realized gain on investments                         2,218
Net unrealized depreciation on investments                        (797)
----------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      36,235
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE                                                     $ 11.52
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (000) (Unaudited)

ASSETS:
  Investments, at value (Cost $7,054).......................      $7,174
  Repurchase Agreement, at value (Cost $612)................         612
  Receivable for investments sold...........................         736
  Organizational costs......................................          10
  Dividends and interest receivable.........................          12
                                                                  ------
  Total assets..............................................       8,544
                                                                  ------
LIABILITIES:
  Payable for Investment securities purchased...............       1,213
  Payable for fund shares redeemed..........................          52
  Accrued Expenses..........................................           9
                                                                  ------
  Total liabilities.........................................       1,274
                                                                  ------
NET ASSETS:
  Paid-in-capital (authorized 500 million shares -- $0.001
    par value) based on 605,341 outstanding shares of common
    stock...................................................       6,683
  Accumulated net investment income.........................          22
  Accumulated net realized gain on investments..............         445
  Net unrealized appreciation on investments................         120
                                                                  ------
  Net Assets................................................      $7,270
                                                                  ------
                                                                  ------
  Net Asset Value, Offering Price and Redemption Price Per
    Share...................................................      $12.01
                                                                  ------
                                                                  ------

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------


STATEMENTS OF OPERATIONS (000)
For the six months ended June 30, 1998 (Unaudited)

                                                                            PBHG                      PBHG        PBHG
                                                             PBHG       TECHNOLOGY &      PBHG      LARGE CAP   SMALL CAP
                                                           GROWTH II   COMMUNICATIONS   SELECT 20     VALUE       VALUE
                                                           PORTFOLIO     PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                           ---------   --------------   ---------   ---------   ---------
INVESTMENT INCOME:
  Dividends..............................................   $    6         $   --        $    18      $ 32       $  103
  Interest...............................................       37             52            279        10           48
                                                            ------         ------        -------      ----       ------
    Total Investment Income..............................       43             52            297        42          151
                                                            ------         ------        -------      ----       ------
EXPENSES:
  Investment Advisory Fees...............................       59             59            208        15          128
  Administrative Fees....................................       10             10             37         4           19
  Custodian Fees.........................................        5              7              4         6            6
  Professional Fees......................................        8              7             18         2           12
  Transfer Agent Fees....................................       12             12             13        12           12
  Printing Fees..........................................        5              4             12         1            5
  Directors' Fees........................................        4              4             10         1            6
  Amortization of Deferred Organizational Costs..........        1              1              1         1            1
  Insurance and Other Expenses...........................        1              1              4        --            1
                                                            ------         ------        -------      ----       ------
    Total Expenses.......................................      105            105            307        42          190
                                                            ------         ------        -------      ----       ------
  Waiver of Investment Advisory Fees.....................      (22)           (22)           (14)      (15)         (36)
  Reimbursement of Other Expenses by Advisor.............       --             --             --        (4)          --
                                                            ------         ------        -------      ----       ------
NET INVESTMENT INCOME (LOSS).............................      (40)           (31)             4        19           (3)
                                                            ------         ------        -------      ----       ------
  Net Realized Gain (Loss) from Security Transactions....      (81)          (554)          (933)      458        2,177
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments..........................................    1,465          2,226         14,094        71         (981)
                                                            ------         ------        -------      ----       ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........    1,384          1,672         13,161       529        1,196
                                                            ------         ------        -------      ----       ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........   $1,344         $1,641        $13,165      $548       $1,193
                                                            ------         ------        -------      ----       ------
                                                            ------         ------        -------      ----       ------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (000)
For the six month period ended June 30, 1998 (Unaudited) and the period ended December 31, 1997

                                                                                  PBHG
                                                            PBHG              TECHNOLOGY &              PBHG
                                                          GROWTH II          COMMUNICATIONS           SELECT 20
                                                        PORTFOLIO (1)         PORTFOLIO (1)         PORTFOLIO (3)
                                                     -------------------   -------------------   -------------------
                                                     01/01/98   05/01/97   01/01/98   05/01/97   01/01/98   09/28/97
                                                        TO         TO         TO         TO         TO         TO
                                                     06/30/98   12/31/97   06/30/98   12/31/97   06/30/98   12/31/97
                                                     --------   --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss).....................   $   (40)   $    (3)   $   (31)    $    3    $      4    $    3
 Net Realized Gain (Loss) from Security
   Transactions...................................       (81)      (287)      (554)       (85)       (933)      (55)
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments..................     1,465        253      2,226        (20)     14,094       200
                                                     -------    -------    -------     ------    --------    ------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations..............................     1,344        (37)     1,641       (102)     13,165       148
                                                     -------    -------    -------     ------    --------    ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income............................        --         --         --         --          --        --
 Net Realized Gains from Security Transactions....        --         --         --         --          --        --
                                                     -------    -------    -------     ------    --------    ------
   Total Distributions............................        --         --         --         --          --        --
                                                     -------    -------    -------     ------    --------    ------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued....................................     9,090     11,463     13,468      9,461     110,092     7,464
 Shares Issued upon Reinvestment of
   Distributions..................................        --         --         --         --          --        --
 Shares Redeemed..................................    (3,640)    (1,207)    (4,832)      (259)     (6,653)      (12)
                                                     -------    -------    -------     ------    --------    ------
 Increase in Net Assets Derived from Capital Share
   Transactions...................................     5,450     10,256      8,636      9,202     103,439     7,452
                                                     -------    -------    -------     ------    --------    ------
   Total Increase in Net Assets...................     6,794     10,219     10,277      9,100     116,604     7,600
                                                     -------    -------    -------     ------    --------    ------
NET ASSETS:
 Beginning of Period..............................    10,236         17      9,117         17       7,617        17
                                                     -------    -------    -------     ------    --------    ------
 End of Period....................................   $17,030    $10,236    $19,394     $9,117    $124,221    $7,617
                                                     -------    -------    -------     ------    --------    ------
                                                     -------    -------    -------     ------    --------    ------
(A): SHARES ISSUED AND REDEEMED
 Shares Issued....................................       811      1,062      1,237        896       9,246       759
 Shares Issued upon Reinvestment of
   Distributions..................................        --         --         --         --          --        --
 Shares Redeemed..................................      (325)      (112)      (454)       (22)       (560)       (1)
                                                     -------    -------    -------     ------    --------    ------
 Net Increase in Shares Outstanding...............       486        950        783        874       8,686       758
                                                     -------    -------    -------     ------    --------    ------
                                                     -------    -------    -------     ------    --------    ------


                                                           PBHG                  PBHG
                                                      LARGE CAP VALUE       SMALL CAP VALUE
                                                       PORTFOLIO (2)         PORTFOLIO (2)
                                                    -------------------   -------------------
                                                    01/01/98   10/29/97   01/01/98   10/29/97
                                                       TO         TO         TO         TO
                                                    06/30/98   12/31/97   06/30/98   12/31/97
                                                    --------   --------   --------   --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss).....................   $   19     $    3    $    (3)    $    8
 Net Realized Gain (Loss) from Security
   Transactions...................................      458        (13)     2,177         42
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments..................       71         49       (981)       183
                                                     ------     ------    -------     ------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations..............................      548         39      1,193        233
                                                     ------     ------    -------     ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income............................       --         --         --         --
 Net Realized Gains from Security Transactions....       --         --         --         --
                                                     ------     ------    -------     ------
   Total Distributions............................       --         --         --         --
                                                     ------     ------    -------     ------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued....................................    7,082      1,583     31,916      9,215
 Shares Issued upon Reinvestment of
   Distributions..................................       --         --         --         --
 Shares Redeemed..................................   (1,920)       (79)    (6,195)      (144)
                                                     ------     ------    -------     ------
 Increase in Net Assets Derived from Capital Share
   Transactions...................................    5,162      1,504     25,721      9,071
                                                     ------     ------    -------     ------
   Total Increase in Net Assets...................    5,710      1,543     26,914      9,304
                                                     ------     ------    -------     ------
NET ASSETS:
 Beginning of Period..............................    1,560         17      9,321         17
                                                     ------     ------    -------     ------
 End of Period....................................   $7,270     $1,560    $36,235     $9,321
                                                     ------     ------    -------     ------
                                                     ------     ------    -------     ------
(A): SHARES ISSUED AND REDEEMED
 Shares Issued....................................      620        156      2,788        902
 Shares Issued upon Reinvestment of
   Distributions..................................       --         --         --         --
 Shares Redeemed..................................     (164)        (8)      (531)       (14)
                                                     ------     ------    -------     ------
 Net Increase in Shares Outstanding...............      456        148      2,257        888
                                                     ------     ------    -------     ------
                                                     ------     ------    -------     ------

(1) The PBHG Growth II, and Technology & Communications Portfolios commenced on May 1, 1997.

(2) The PBHG Large Cap Value and PBHG Small Cap Value Portfolios commenced operations on October 29, 1997.

(3) The PBHG Select 20 Portfolio commenced operations on September 28, 1997.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the period ended June 30, 1998 (Unaudited)
For a Share Outstanding Throughout each Fiscal Year or period

                            Net                                                                           Net
                           Asset                      Realized and     Distributions   Distributions     Asset
                           Value          Net          Unrealized        from Net          from          Value
                         Beginning    Investment     Gains or Losses    Investment        Capital         End       Total
                         of Period   Income (Loss)    on Securities       Income           Gains       of Period   Return**
---------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------
1998..................    $10.75       $(0.03)            $1.12             --              --           $11.84     10.14%
1997(1)...............    $10.00             --            0.75             --              --            10.75      7.50%

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------
1998..................    $10.41       $(0.02)            $1.30             --              --           $11.69     12.30%
1997(1)...............    $10.00           --              0.41             --              --            10.41      4.10%

------------------------
PBHG Select 20 Portfolio
------------------------
1998..................    $10.03      $    --             $3.12             --              --           $13.15     31.11%
1997(3)...............    $10.00           --              0.03             --              --            10.03      0.30%

------------------------------
PBHG Large Cap Value Portfolio
------------------------------
1998..................    $10.43      $   0.02            $1.56             --              --           $12.01     15.15%
1997(2)...............    $10.00          0.02             0.41             --              --            10.43      4.30%

------------------------------
PBHG Small Cap Value Portfolio
------------------------------
1998..................   $10.48         $(0.01)           $1.05             --              --          $ 11.52      9.92%
1997(2)...............   $10.00           0.01             0.47             --              --            10.48      4.80%






                                                                     Ratio      Ratio of Net
                           Net                                    of Expenses   Income (Loss)
                         Assets        Ratio      Ratio of Net    to Average     to Average
                           End      of Expenses   Income (Loss)   Net Assets     Net Assets        Portfolio
                        of Period   to Average     to Average     (Excluding     (Excluding        Turnover
                          (000)     Net Assets     Net Assets      Waivers)       Waivers)           Rate
---------------------------------------------------------------------------------------------------------------
------------------------
PBHG Growth II Portfolio
------------------------
1998..................  $ 17,030       1.20%*        (0.58)%*        1.52%*        (0.90)%*         74.09%
1997(1)...............    10,236       1.20%*        (0.11)%*        4.38%*        (3.29)%*         44.57%

------------------------------------------
PBHG Technology & Communications Portfolio
------------------------------------------
1998..................  $ 19,394       1.20%*        (0.45)%*        1.52%*        (0.77)%*        121.70%
1997(1)...............     9,117       1.20%*         0.37%*         5.09%*        (3.52)%*         69.34%

------------------------
PBHG Select 20 Portfolio
------------------------
1998..................  $124,221       1.20%*         0.02%*         1.26%*        (0.04)%*         30.07%
1997(3)...............     7,617       1.20%*         0.51%*         3.36%*        (1.65)%*         18.53%

------------------------------
PBHG Large Cap Value Portfolio
------------------------------
1998..................  $ 7,270        1.00%*         0.81%*         1.84%*        (0.03)%*        418.30%
1997(2)...............     1,560       1.00%*         1.91%*         8.04%*        (5.13)%*         68.93%

------------------------------
PBHG Small Cap Value Portfolio
------------------------------
1998..................  $ 36,235       1.20%*        (0.02)%*        1.48%*        (0.30)%*        144.74%
1997(2)...............     9,321       1.20%*         1.40%*         3.63%*        (1.03)%*         41.14%


 *  Annualized.
**  Total returns have not been annualized.
(1) The PBHG Growth II and PBHG Technology & Communications Portfolios commenced operations on May 1, 1997.
(2) The PBHG Large Cap Value and PBHG Small Cap Value Portfolios commenced operations on October 29, 1997.
(3) The PBHG Select 20 Portfolio commenced operations on September 28, 1997.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
As of June 30, 1998

1.  ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of seven Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio") and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio which is classified as a nondiversified management investment company. The financial statements presented herein do not include the Large Cap Growth Portfolio, which is presented separately, or the Mid-Cap Value Portfolio, which has not yet commenced operations. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At June 30, 1998, the following percentage of outstanding shares of the portfolios were held by the separate accounts of the number of participating Insurance Companies listed below:

                                Percentage of          Number of
         Portfolio            Outstanding Shares  Insurance Companies
---------------------------   ------------------  -------------------
Growth II Portfolio                59%, 29%                2
Large Cap Value Portfolio          87%, 13%                2
Small Cap Value Portfolio            93%                   1
Technology & Communications
 Portfolio                           82%                   1
Select 20 Portfolio                  92%                   1

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains, of each Portfolio, are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. This reclassification has no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
    AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Technology & Communications and Select 20 Portfolios' average daily net assets, 1.00% of the Small Cap Value Portfolio's average daily net assets, and 0.65% of the Large Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio, respectively. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's net assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At June 30, 1998, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

Growth II Portfolio                                  $106,550
Large Cap Value Portfolio                            $ 29,913
Small Cap Value Portfolio                            $ 49,670
Technology & Communications
 Portfolio                                           $ 53,510
Select 20 Portfolio                                  $ 27,776

Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Assets Management, Inc.), a wholly-owned subsidiary of the Adviser serves as the sub-advisor to the Large Cap Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Large Cap Value Portfolio and the Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another family of funds managed by the Adviser, and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion. Effective May 1, 1998 the Administrator will pay the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.040% of the first $2.5 billion of the average daily net assets of (i) the Fund, (ii) PBHG Funds, Inc., and (iii) PBHG Advisor Funds, Inc., other fund families managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.020% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union Bank, N.A. serves as the custodian for the Fund.

Effective January 2, 1998 the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. to assist in the provision of these services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the six months ended June 30, 1998 were as follows:

                                                   Purchases   Sales
                                                     (000)     (000)
                                                   ---------   ------
Growth II Portfolio                                 15,165      9,556
Large Cap Value Portfolio                           23,494     18,264
Small Cap Value Portfolio                           62,196     34,594
Technology & Communications Portfolio               23,694     14,916
Select 20 Portfolio                                 95,152     12,894

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

At June 30, 1998 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at June 30, 1998 are as follows:

                                                                 Net
                                                              Unrealized
                               Unrealized     Unrealized    Appreciation/
                              Appreciation   Depreciation   (Depreciation)
                                 (000)          (000)           (000)
                              ------------   ------------   --------------
Growth II Portfolio               2,397           (679)          1,718
Large Cap Value Portfolio           291           (171)            120
Small Cap Value Portfolio         1,779         (2,576)           (797)
Technology &
 Communications Portfolio         2,674           (468)          2,206
Select 20 Portfolio              14,822           (528)         14,294

The following Portfolios had capital loss carryforwards at December 31, 1997, that can be used to offset future capital gains:

                                      Capital Loss Carryforward
                                         Expires 12/31/2005
                                    -----------------------------
Growth II Portfolio                            267,017
Large Cap Value Portfolio                       12,083
Technology & Communications
 Portfolio                                      21,241
Select 20 Portfolio                             55,142

5.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a committed line of credit available to (i) the Fund, (ii) The PBHG Funds, Inc. and (iii) PBHG Advisor Funds, Inc. The line of credit will bear interest at the Federal Funds Rate plus 0.40%. No Portfolio had an outstanding borrowing at June 30, 1998, or at any time during the six months ended June 30, 1998.

                                     [LOGO]

                         PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEIInvestments Distribution, Co.